                                                                   Exhibit 10.46

                              ASSUMPTION AGREEMENT

         THIS ASSUMPTION AGREEMENT made as of September 10, 2002 by Clean Harbors, Inc., a Massachusetts corporation ("Obligor"), in favor of Safety-Kleen Services, Inc., a Delaware corporation (the "Company"), and the Company's Selling Subs listed on Schedule 9.1 to the Acquisition Agreement (as defined below) (the Company and the Selling Subs being collectively referred to hereafter as the "Sellers"). Capitalized terms used herein but not defined herein shall have the meanings ascribed to such terms in the Acquisition Agreement.

                              W I T N E S S E T H:

         WHEREAS, Obligor and the Company are parties to an Acquisition Agreement, dated as of February 22, 2002, as amended to date (as so amended, the "Acquisition Agreement"), relating to the sale of certain assets by the Sellers to Obligor. The Obligor has agreed to assume from the Sellers and their Affiliates the Assumed Liabilities as set forth in the Acquisition Agreement; and

         WHEREAS, the parties desire to carry out the intent and purpose of the Agreements by Obligor's execution and delivery to the Sellers of this instrument evidencing the assumption of certain liabilities and obligations of the Sellers.

         NOW, THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

         Section 1. As of the date hereof, Obligor, pursuant to Section 1.3 of the Acquisition Agreement, hereby covenants and agrees to assume and thereafter pay, perform or otherwise discharge the Assumed Liabilities, in accordance with their terms, as set forth in Section 1.3 of the Acquisition Agreement.

         Section 2. Obligor hereby covenants that from time to time after delivery of this Assumption Agreement at the request of the Sellers and without further cost or expense to the Sellers, unless otherwise provided in the Acquisition Agreement, Obligor will execute and deliver such other instruments which the Sellers may reasonably request in order to more effectively consummate the assumption of the Assumed Liabilities contemplated by the Acquisition Agreement.

         Section 3. Nothing in this instrument, express or implied, is intended or shall be construed to confer upon, or give to, any person, firm or corporation, other than the Sellers and their successors and assigns, any remedy or claim under or by reason of

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

this instrument or any terms, covenants or condition hereof, and all the terms, covenants and conditions, promises and agreements in this instrument shall be for the sole and exclusive benefit of the Sellers and their successors and assigns.

         Section 4. Notwithstanding anything to the contrary contained herein or in the Acquisition Agreement, the assumption by Obligor of the Assumed Liabilities as set forth above shall not be construed to defeat, impair or limit in any way (i) any rights or remedies of Obligor against third parties to contest or dispute the validity or amount of any of such Assumed Liabilities or
(ii) any other rights or remedies of the Obligor under the Acquisition
Agreement.

         Section 5. Nothing contained herein shall release the Company or Obligor from any of its duties or obligations under the Acquisition Agreement or in any way diminish, limit or modify any of the representations, warranties, covenants or agreements set forth in the Acquisition Agreement.

         Section 6. This Assumption Agreement shall be governed by and construed in accordance with the laws of the State of Delaware without regard to the rules of conflict of laws of the Sate of Delaware or any other jurisdiction. Until confirmation of the Bankruptcy Plan, Obligor and the Sellers irrevocably and unconditionally consent to submit to the jurisdiction of the Bankruptcy Court for any litigation arising out of or relating to this Assumption Agreement and the transactions contemplated hereby (and agree not to commence any litigation relating thereto except in the Bankruptcy Court).

         Section 7. This Assumption Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

         Section 8. This Assumption Agreement may be executed in counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same original.

                                    ********

         IN WITNESS WHEREOF, this Assumption Agreement has been duly executed and delivered by the duly respective authorized officers of each of Obligor and the Sellers as of the date first above written.

                                CLEAN HARBORS, INC.


                                By: /s/ Alan McKim
                                   ---------------------------------------------
                                   Name:  Alan McKim
                                   Title: President


                                SAFETY-KLEEN SERVICES, INC.

                                By: /s/ D. M. Sprinkle
                                   ---------------------------------------------
                                   Name:  David M. Sprinkle
                                   Title: President


                                SELLING SUBS:

                                SAFETY-KLEEN (CONSULTING), INC.


                                By: /s/ Larry W. Singleton
                                   ---------------------------------------------
                                   Name:  Larry W. Singleton
                                   Title: President


                                SAFETY-KLEEN (LONE AND GRASSY MOUNTAIN), INC.


                                By: /s/ D. M. Sprinkle
                                   ---------------------------------------------
                                   Name:  David M. Sprinkle
                                   Title: President

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                                SAFETY-KLEEN (TULSA), INC.


                                By: /s/ D. M. Sprinkle
                                   ---------------------------------------------
                                   Name:  David M. Sprinkle
                                   Title: President


                                SAFETY-KLEEN (SAN ANTONIO), INC.


                                By: /s/ D. M. Sprinkle
                                   ---------------------------------------------
                                   Name:  David M. Sprinkle
                                   Title: President


                                SAFETY-KLEEN (WICHITA), INC.


                                By: /s/ D. M. Sprinkle
                                   ---------------------------------------------
                                   Name:  David M. Sprinkle
                                   Title: President


                                SAFETY-KLEEN (DELAWARE), INC.


                                By: /s/ Larry W. Singleton
                                   ---------------------------------------------
                                   Name:  Larry W. Singleton
                                   Title: President of Sole Shareholder

                                SK SERVICES (EAST), L.C.


                                By: /s/ Larry W. Singleton
                                   ---------------------------------------------
                                   Safety-Kleen (Delaware), Inc.,
                                   its Sole Shareholder
                                   Name:  Larry W. Singleton
                                   Title: President of Sole Shareholder


                                SK SERVICES, L.C.


                                By: /s/ Larry W. Singleton
                                   ---------------------------------------------
                                   Safety-Kleen (Delaware), Inc.,
                                   its Sole Shareholder
                                   Name:  Larry W. Singleton
                                   Title: President of Sole Shareholder


                                SAFETY-KLEEN (ROSEMOUNT), INC.


                                By: /s/ Larry W. Singleton
                                   ---------------------------------------------
                                   Name:  Larry W. Singleton
                                   Title: President


                                SAFETY-KLEEN (SAWYER), INC.


                                By: /s/ Larry W. Singleton
                                   ---------------------------------------------
                                   Name:  Larry W. Singleton
                                   Title: President


                                SAFETY-KLEEN (PPM), INC.


                                By: /s/ D. M. Sprinkle
                                   ---------------------------------------------
                                   Name:  David M. Sprinkle
                                   Title: President

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                                NINTH STREET PROPERTIES, INC.


                                By: /s/ Larry W. Singleton
                                   ---------------------------------------------
                                   Name:  Larry W. Singleton
                                   Title: President


                                SAFETY-KLEEN (SAN JOSE), INC.


                                By: /s/ D. M. Sprinkle
                                   ---------------------------------------------
                                   Name:  David M. Sprinkle
                                   Title: President


                                CHEMCLEAR, INC. OF LOS ANGELES


                                By: /s/ D. M. Sprinkle
                                   ---------------------------------------------
                                   Name:  David M. Sprinkle
                                   Title: President


                                USPCI, INC. OF GEORGIA


                                By: /s/ Larry W. Singleton
                                   ---------------------------------------------
                                   Name:  Larry W. Singleton
                                   Title: President


                                SAFETY-KLEEN HOLDINGS, INC.


                                By: /s/ Larry W. Singleton
                                   ---------------------------------------------
                                   Name:  Larry W. Singleton
                                   Title: President

                                SAFETY-KLEEN (WESTMORLAND), INC.


                                By: /s/ D. M. Sprinkle
                                   ---------------------------------------------
                                   Name:  David M. Sprinkle
                                   Title: President


                                SAFETY-KLEEN (BUTTONWILLOW), INC.


                                By: /s/ D. M. Sprinkle
                                   ---------------------------------------------
                                   Name:  David M. Sprinkle
                                   Title: President


                                SAFETY-KLEEN (NE), INC.


                                By: /s/ D. M. Sprinkle
                                   ---------------------------------------------
                                   Name:  David M. Sprinkle
                                   Title: President


                                SAFETY-KLEEN (CROWLEY), INC.


                                By: /s/ D. M. Sprinkle
                                   ---------------------------------------------
                                   Name:  David M. Sprinkle
                                   Title: President


                                SAFETY-KLEEN (LAPORTE), INC.


                                By: /s/ D. M. Sprinkle
                                   ---------------------------------------------
                                   Name:  David M. Sprinkle
                                   Title: President

                                SAFETY-KLEEN (TG), INC.


                                By: /s/ D. M. Sprinkle
                                   ---------------------------------------------
                                   Name:  David M. Sprinkle
                                   Title: President


                                SAFETY-KLEEN (ROEBUCK), INC.


                                By: /s/ D. M. Sprinkle
                                   ---------------------------------------------
                                   Name:  David M. Sprinkle
                                   Title: President


                                SAFETY-KLEEN (TS), INC.


                                By: /s/ D. M. Sprinkle
                                   ---------------------------------------------
                                   Name:  David M. Sprinkle
                                   Title: President


                                SAFETY-KLEEN (COLFAX), INC.


                                By: /s/ D. M. Sprinkle
                                   ---------------------------------------------
                                   Name:  David M. Sprinkle
                                   Title: President


                                GSX CHEMICAL SERVICES OF OHIO, INC.


                                By: /s/ D. M. Sprinkle
                                   ---------------------------------------------
                                   Name:  David M. Sprinkle
                                   Title: President

                                LEMC, INC.


                                By: /s/ Larry W. Singleton
                                   ---------------------------------------------
                                   Name:  Larry W. Singleton
                                   Title: President


                                SAFETY-KLEEN CHEMICAL SERVICES, INC.


                                By: /s/ D. M. Sprinkle
                                   ---------------------------------------------
                                   Name:  David M. Sprinkle
                                   Title: President


                                SAFETY-KLEEN (ALTAIR), INC.


                                By: /s/ D. M. Sprinkle
                                   ---------------------------------------------
                                   Name:  David M. Sprinkle
                                   Title: President


                                SAFETY-KLEEN (FS), INC.


                                By: /s/ D. M. Sprinkle
                                   ---------------------------------------------
                                   Name:  David M. Sprinkle
                                   Title: President


                                SAFETY-KLEEN (BDT), INC.


                                By: /s/ D. M. Sprinkle
                                   ---------------------------------------------
                                   Name:  David M. Sprinkle
                                   Title: President

                              SAFETY-KLEEN (GS), INC.


                              By: /s/ D. M. Sprinkle
                                 -----------------------------------------------
                                 Name:  David M. Sprinkle
                                 Title: President


                              SAFETY-KLEEN (CLIVE), INC.


                              By: /s/ D. M. Sprinkle
                                 -----------------------------------------------
                                 Name:  David M. Sprinkle
                                 Title: President


                              SAFETY-KLEEN (WT), INC.


                              By: /s/ D. M. Sprinkle
                                 -----------------------------------------------
                                 Name:  David M. Sprinkle
                                 Title: President


                              SAFETY-KLEEN OSCO HOLDINGS, INC.


                              By: /s/ Larry W. Singleton
                                 -----------------------------------------------
                                 Name:  Larry W. Singleton
                                 Title: President


                              SAFETY-KLEEN (NASHVILLE), INC.


                              By: /s/ D. M. Sprinkle
                                 -----------------------------------------------
                                 Name:  David M. Sprinkle
                                 Title: President

                              SAFETY-KLEEN (BARTOW), INC.


                              By: /s/ D. M. Sprinkle
                                 -----------------------------------------------
                                 Name:  David M. Sprinkle
                                 Title: President


                               SAFETY-KLEEN (CALIFORNIA), INC.


                              By: /s/ D. M. Sprinkle
                                 -----------------------------------------------
                                 Name:  David M. Sprinkle
                                 Title: President


                              SAFETY-KLEEN  (CHATTANOOGA), INC.


                              By: /s/ D. M. Sprinkle
                                 -----------------------------------------------
                                 Name:  David M. Sprinkle
                                 Title: President


                              SAFETY-KLEEN (PECATONICA), INC.


                              By: /s/ D. M. Sprinkle
                                 -----------------------------------------------
                                 Name:  David M. Sprinkle
                                 Title: President

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                              SAFETY-KLEEN (WHITE CASTLE), INC.


                              By: /s/ D. M. Sprinkle
                                 -----------------------------------------------
                                 Name:  David M. Sprinkle
                                 Title: President


                              SAFETY-KLEEN (PUERTO RICO), INC.


                              By: /s/ D. M. Sprinkle
                                 -----------------------------------------------
                                 Name:  David M. Sprinkle
                                 Title: President


                              SAFETY-KLEEN (BRIDGEPORT), INC.


                              By: /s/ D. M. Sprinkle
                                 -----------------------------------------------
                                 Name:  David M. Sprinkle
                                 Title: President


                              SAFETY-KLEEN (DEER PARK), INC.


                              By: /s/ D. M. Sprinkle
                                 -----------------------------------------------
                                 Name:  David M. Sprinkle
                                 Title: President


                              SAFETY-KLEEN (BATON ROUGE), INC.


                              By: /s/ D. M. Sprinkle
                                 -----------------------------------------------
                                 Name:  David M. Sprinkle
                                 Title: President

                              SAFETY-KLEEN (PLAQUEMINE), INC.


                              By: /s/ D. M. Sprinkle
                                 -----------------------------------------------
                                 Name:  David M. Sprinkle
                                 Title: President


                              SAFETY-KLEEN (CUSTOM TRANSPORT), INC.


                              By: /s/ Larry W. Singleton
                                 -----------------------------------------------
                                 Name:  Larry W. Singleton
                                 Title: President


                              SAFETY-KLEEN (LOS ANGELES), INC.


                              By: /s/ D. M. Sprinkle
                                 -----------------------------------------------
                                 Name:  David M. Sprinkle
                                 Title: President


                              SAFETY-KLEEN (TIPTON), INC.


                              By: /s/ D. M. Sprinkle
                                 -----------------------------------------------
                                 Name:  David M. Sprinkle
                                 Title: President


                              SAFETY-KLEEN (GLOUCESTER), INC.


                              By: /s/ D. M. Sprinkle
                                 -----------------------------------------------
                                 Name:  David M. Sprinkle
                                 Title: President

                              SAFETY-KLEEN (DEER TRAIL), INC.


                              By: /s/ D. M. Sprinkle
                                 -----------------------------------------------
                                 Name:  David M. Sprinkle
                                 Title: President


                              SAFETY-KLEEN (MT. PLEASANT), INC.


                              By: /s/ D. M. Sprinkle
                                 -----------------------------------------------
                                 Name:  David M. Sprinkle
                                 Title: President


                              SAFETY-KLEEN (MINNEAPOLIS), INC.


                              By: /s/ Larry W. Singleton
                                 -----------------------------------------------
                                 Name:  Larry W. Singleton
                                 Title: President


                              SAFETY-KLEEN (ARAGONITE), INC.


                              By: /s/ D. M. Sprinkle
                                 -----------------------------------------------
                                 Name:  David M. Sprinkle
                                 Title: President


                              SAFETY-KLEEN (SUSSEX), INC.


                              By: /s/ D. M. Sprinkle
                                 -----------------------------------------------
                                 Name:  David M. Sprinkle
                                 Title: President

                              SAFETY-KLEEN (ENCOTEC), INC.


                              By: /s/ D. M. Sprinkle
                                 -----------------------------------------------
                                 Name:  David M. Sprinkle
                                 Title: President




[Assumption Agreement]